UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2004

                                 Xenomics, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                                         04-3721895
---------------------------------                      --------------------
  (State or other jurisdiction                             IRS Employer
of incorporation or organization)                       Identification No.)

                        420 Lexington Avenue, Suite 1609
                               New York, NY 10170
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 729-9216

                              Used Kar Parts, Inc.
             3 West 57th Street, 8th Floor, New York, New York 10019
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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EXPLANATORY NOTE

         We are reporting a change of corporate name from "Used Kar Parts, Inc." and a 111 for 1 stock split and other matters related to our acquisition of Xenomics, a California corporation on July 2, 2004. The stock split will be effective under Florida law on July 26, 2004. All references to number of our shares in this report have been adjusted as if the split had already occurred, unless otherwise indicated.

Item 1.  Changes in Control of the Registrant.

         We completed the acquisition of Xenomics, an unaffiliated California corporation on July 2, 2004 by issuing 2,258,001 shares of our common stock to Xenomics' five shareholders in exchange for all outstanding shares of Xenomics stock (the "Exchange"). The Exchange was made according to the terms of a Securities Exchange Agreement dated May 18, 2004 ("Exchange Agreement"), which we filed as an exhibit to a Form 8-K dated May 18, 2004.

         We also completed a private placement of 2,645,210 shares of our common stock for aggregate proceeds of $2,512,949.50. The sale was made to 17 accredited investors ("Investors") directly by us without any general solicitation or broker. We filed a Form D with the Securities and Exchange Commission ("SEC") and the offering is claimed to be exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933, as amended.

         As part of the Acquisition, we:

         o redeemed 1,971,734 pre-split shares (the equivalent of 218,862,474 post-split shares) from Panetta Partners Ltd., a principal shareholder, for $500,000 or $0.0023 per share.

         o amended our articles of incorporation to change our corporate name to "Xenomics, Inc." and to split our stock outstanding prior to the redemption 111 for 1 (effective July 26, 2004).

         o entered into employment agreements with two of the former Xenomics shareholders and a consulting agreement with one of the former Xenomics shareholders.

         o entered into a Voting Agreement with the Investors, the former Xenomics shareholders and certain principal shareholders.

         o entered into a Technology Acquisition Agreement with the former Xenomics shareholders under which we granted an option to the former Xenomics holders to acquire Xenomics technology if we fail to apply at least 50% of all financing we raise to the development of Xenomics technology during the period ending July 1, 2006 in exchange for all of our shares and share equivalents held by the former Xenomics holders at the time such option is exercised.

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         Each of the above agreements is filed with this report and the above summary is qualified by reference to the complete documents.

         As a result of the above transactions, we have 15,588,737 shares outstanding.

         We appointed L. David Tomei, Samuil Umansky, Gary Jacobs and Donald Picker to be directors according to the terms of the Voting Agreement and Mr. Tomei was appointed Chairman of the Board. Samuil Umansky was appointed President and Chief Scientific Officer and Christoph Bruening remains Secretary and Treasurer.

         Exhibit 99.1 to this report (which will be filed by amendment) is a descriptive memorandum that contains additional information about Xenomics and our company.

Item 2.  Acquisition or Disposition of Assets.

         See Item 1. above for a description of the material terms of the Exchange Agreement under which Xenomics became our wholly owned subsidiary.

         The terms of the Exchange Agreement, including the relative number of our shares to be issued to the holders of Xenomics stockholders was determined by arms length negotiation between our management and Xenomics. We intend to continue utilizing the assets of Xenomics in their efforts to develop diagnostic tests utilizing transrenal nucleic acids for prenatal diagnosis, cancer detection and transplantation compatibility.

Item 5.  Other Events and Required FD Disclosure.

         We adopted a 2004 Stock Option Plan which is filed as an Exhibit to this report. We issued options to acquire 3,750,000 shares of our common stock to officers and consultants for $1.25 per share.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a) Financial statements that may be required by this item are not included in this report and will, if applicable, be filed by amendment within 60 days of the date of the filing of this report.

         (b) Pro forma financial statements that may be required by this item are not included in this report and will, if applicable, be filed by amendment within 60 days of the date of the filing of this report.

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         (c)      Exhibits.

                 Exhibit
                 Number    Description

                  2.1 Securities Exchange Agreement by and among Used Kar Parts, Inc., the individuals named on Schedule 1.1 thereto and Xenomics dated as of May 18, 2004.*

                  2.2 Closing Agreement entered into effective as of July 2, 2004 by and among Used Kar Parts, Inc., and Xenomics and L. David Tomei, Samuil Umansky, Hovsep
                           S. Melkonyan, Kathryn P. Wilke and Anatoly V. Lichtenstein

                  2.3 Technology Acquisition Agreement dated effective as of June 24, 2004 by and among Used Kar Parts, Inc., and Xenomics and L. David Tomei, Samuil Umansky, Hovsep S. Melkonyan, Kathryn P. Wilke and Anatoly V. Lichtenstein

                  2.4 Shareholder Escrow Agreement effective as of the 24th day of June, 2004, by and among Used Kar Parts, Inc., Sommer & Schneider LLP, and the several former shareholders of Xenomics.

                  2.5 Purchaser Escrow Agreement effective as of the 24th day of June, 2004, by and among Used Kar Parts, Inc., Sommer & Schneider LLP and the several former shareholders of Xenomics

                  2.6 Repurchase Agreement dated as of June 24, 2004 by and between Used Kar Parts, Inc. and Panetta Partners Ltd.

                  3(i).1 Articles of Amendment to Articles of Incorporation of Used Kar Parts, Inc. changing its name to Xenomics, Inc., filed on July 14, 2004 with the Florida Secretary of State

                  3(ii).1  Amended and Restated By-Laws dated June 24, 2004

                  4.1      Specimen Stock Certificate - Xenomics, Inc.

                  4.2 Form of Warrant issued to Irv Weiman, Laura Dever and Len Toboroff

                  4.3      Xenomics, Inc. 2004 Stock Option Plan

                  99.1     Descriptive Memorandum (by amendment)

                  99.2 Executive Employment Agreement dated effective as of June 24, 2004 by and among Hovsep Melkonyan, Xenomics and Used Kar Parts, Inc.

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

                  99.3 Executive Employment Agreement dated effective as of June 24, 2004 by and among Samuil Umansky, Xenomics and Used Kar Parts, Inc.

                  99.4 Consulting Agreement dated effective as of June 24, 2004 by and among L. David Tomei, Xenomics and Used Kar Parts, Inc.

                  99.5 Voting Agreement effective as of June 24, 2004 by and among Used Kar Parts, Inc. the Xenomics Shareholders, the Original Shareholders and the Investors
__________

* Incorporated by reference to Exhibit 10.1 to the Form 8-K dated May 18, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


Dated: July 19, 2004                            XENOMICS, INC.



                                                By: /s/ Samuil Umansky
                                                   ----------------------------
                                                   Samuil Umansky, President

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